SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[   ]  Preliminary Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

CHINA TITANIUM & CHEMICAL CORP.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[  ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)

Title of each class of securities to which transaction applies: ________________

(2)

Aggregate number of securities to which transaction applies: ________________

(3)

Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______________________

(4)

Proposed maximum aggregate value of transaction: ________________________

(5)

Total fee paid: _____________________________________________________

[  ]   Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid: ____________________________________________

(2)

Form, Schedule or Registration Statement No.: ___________________________

(3)

Filing Party:  ______________________________________________________

(4)

Date Filed:  _______________________________________________________

TABLE OF CONTENTS

INFORMATION STATEMENT

1

OUTSTANDING SHARES AND VOTING RIGHTS

2

AMENDMENT TO THE ARTICLES OF INCORPORATION

3

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

3

PROPOSALS BY SECURITY HOLDERS

3

OWNERSHIP OF THE COMPANY’S COMMON STOCK BY DIRECTORS

AND EXECUTIVE OFFICERS

4

OWNERSHIP OF THE COMPANY’S COMMON STOCK BY 5% SHAREHOLDERS

5

HOUSEHOLDING

5

ADDITIONAL INFORMATION

6

EXHIBIT A

i

CHINA TITANIUM & CHEMICAL CORP.

1530 9th Ave S.E.,

Calgary, Alberta

Canada T2G-0T7

INFORMATION STATEMENT

(Definitive)

We are furnishing this information statement pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder (the “Information Statement”) in connection with certain actions to be taken by China Titanium & Chemical Corp.  (the “Company”), pursuant to the written consent dated August 7, 2008, of the shareholders of the Company holding a majority of the outstanding shares of the Company’s  Class A common stock, par value $0.001 per share (the “Common Stock”) on August 6, 2008 (the “Record Date”).

This Information Statement is being mailed on or about August 26, 2008, to shareholders of record on August 6, 2008.  The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.  The action shall be taken on or about September 15, 2008, or approximately 20 days after we mail this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Richard Buckley

Richard Buckley, Chief Executive Officer

Calgary, Alberta, Canada

August 26, 2008

CHINA TITANIUM & CHEMICAL CORP.

a Nevada corporation

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF SHAREHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY, DATED AUGUST 7, 2008

Dear Shareholders:

NOTICE IS HEREBY GIVEN that pursuant to the written consent of shareholders holding a majority of our outstanding shares of Common Stock, the following action will be taken:

•

Our Articles of Incorporation will be amended to change our name from China Titanium & Chemical Corp. to Far Vista Interactive Corp.

Such action will be taken on or about September 15, 2008.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, our authorized capitalization consisted of 100,000,000 shares of Common Stock, of which 19,782,849 shares were issued and outstanding as of the Record Date.  Holders of Common Stock have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders.  The affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to approve the Amendment to the Articles of Incorporation.  The Nevada Revised Statute provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

Our Board of Directors, by unanimous consent resolution, on August 1, 2008, approved the change of name of the Company to Far Vista Interactive Corp.  By action of written consent, dated August 7, 2008, holders of a total of 14,943,047 outstanding shares of our Common Stock, which number of shares represents a majority of our outstanding shares, voted in favor of the foregoing proposal.  As a result, adoption of the Amendment to the Articles of Incorporation was approved, and no other shareholder consents will be solicited in connection with this Information Statement.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO APPROVE THE INCREASE IN THE AUTHORIZED CAPITAL AND THE ESTABLISHMENT OF PREFERRED STOCK OF THE COMPANY.  THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

AMENDMENT TO THE ARTICLES OF INCORPORATION

General

On August 1, 2008, our Board of Directors approved an amendment to our Articles of Incorporation to change the name of the Company to Far Vista Interactive Corp.  The officers of the Company recommended the name change. On August 7, 2008, holders of a majority of our outstanding Common Stock as of the Record Date approved the amendment to our Articles of Incorporation to change the name of the Company to Far Vista Interactive Corp.  The full text of the Certificate of Amendment to Articles of Incorporation is attached hereto as Exhibit A.

Our Board of Directors believe it is in the best interests of the Company to so as to better reflect the ongoing business of the Company.    The Company is currently seeking financing in the amount of up to $3,000,000 and also may seek subsequent financings and the Company has been informed by potential financing sources that the name of the Company should be changed to better reflect the business of the Company prior to any financing being undertaken.     Presently the Company is only in negotiations with various potential funders and has not reached any preliminary or definitive agreements with any of the potential funders.

Effective Date of the Amendment

The name change of the Company will become effective upon filing of the Certificate of Amendment with the Nevada Secretary of State.  Pursuant to Rule 14c-2 under the Exchange Act, the foregoing proposal may not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders.  We anticipate filing the Certificate of Amendment on or about the close of business on September 15, 2008.

Dissenters' Rights of Appraisal

Under the General Corporation Law of the State of Nevada, our shareholders are not entitled to appraisal rights with respect to the increase in the authorized shares, and we will not independently provide shareholders with any such right.

INTEREST OF CERTAIN PERSONS IN OR

OPPOSITION TO MATTERS TO BE ACTED UPON

No director, nominee for director, or officer of the Company, or associate of any of the foregoing persons, has any substantial interest, directly or indirectly, in the matter acted upon.  None of our directors have informed us in writing that he intends to oppose any action to be taken by the Company.

PROPOSALS BY SECURITY HOLDERS

There are no proposals by any security holders.

OWNERSHIP OF THE COMPANY’S COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS

The following table shows, as of August 6, 2008, the shares of the Company’s Common Stock beneficially owned by each director (including each nominee), by each of the executive officers and by all directors and executive officers as a group.  Information is also provided regarding beneficial ownership of common stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable officers and directors have the right to exercise in the next 60 days) are exercised and additional shares of common stock are issued.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)
Class A Common Stock	Richard Buckley 365 Simon Fraser Crescent Saskatoon, Saskatchewan S7H 3T5 President and Chief Executive Officer	10,257,700 shares are held indirectly(2)	51.8%
Class A Common Stock	Bruce Hoggard 823 Brookhurst Bay Saskatoon, Saskatchewan S7V 1G1 Secretary-Treasurer and Chief Financial Officer	20,000 shares are owned indirectly(3)	.001%
Class A Common Stock	David Callele 335 David Knight Crescent Saskatoon, Saskatchewan Vice-President of Research and Development	25,000 shares are owned indirectly(4)	.001%
Class A Common Stock	As a group; (three individuals)	Direct and Indirect	51.8%

(1)  Based upon 19,783,449 issued and outstanding shares of Class A common stock as of August 6, 2008.

(2)  There are a total of 10,207,700 of our Class A shares of Class A common stock registered in the name of 101042361 Saskatchewan Ltd.  Mr. Buckley, an officer and director of our Company, at the time of this filing, is the sole shareholder of 101042361 Saskatchewan Ltd. and has voting and investment power over the shares of China Titanium which will be held by 101042361 Saskatchewan Ltd.  An additional 50,000 shares are owned by Mr. Buckley’s children; Malika, Samantha, Stephanie, Theordore and Victoria Buckley who each own 10,000 shares.

(3)  These 20,000 shares are owned by Mr. Hoggard’s daughters; Lisa and Michelle Hoggard who each own 10,000 shares.

(4)  These 25,000 shares are owned by the Callele Family Trust., which includes Mr. Callele’s daughter Jasmine.

OWNERSHIP OF THE COMPANY’S COMMON STOCK BY 5% SHAREHOLDERS

The following table sets forth information, as of August 6, 2008, with respect to the beneficial ownership of the Company’s Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock.  Information is also provided regarding beneficial ownership of common stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable 5% shareholders have the right to exercise in the next 60 days) are exercised and additional shares of common stock are issued.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)
Class A Common	BIC International Ltd. 3886 Avenue Des Beneraux Lavalle, Quebec H7E 5K7	2,050,600 shares are held directly	10.3%
Class A Common	Richard Buckley 365 Simon Fraser Crescent Saskatoon, Saskatchewan S7H 3T5 President and Chief Executive Officer	10,257,700 shares are held indirectly(2)	51.8%

(1) Based upon 19,783,449 issued and outstanding shares of Class A common stock as of August 6, 2008.

(2)  There are a total of 10,207,700 of our Class A shares of Class A common stock registered in the name of 101042361 Saskatchewan Ltd.  Mr. Buckley, an officer and director of our Company, at the time of this filing, is the sole shareholder of 101042361 Saskatchewan Ltd. and has voting and investment power over the shares of China Titanium which will be held by 101042361 Saskatchewan Ltd. An additional 50,000 shares are owned by Mr. Buckley’s children; Malika, Samantha, Stephanie, Theordore and Victoria Buckley who each own 10,000 shares.

HOUSEHOLDING

Effective as of December 4, 2000, the Securities and Exchange Commission adopted amendments to its proxy rules under the Exchange Act permitting companies and intermediaries to satisfy the delivery requirements for proxy statements and information statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or information statement to those shareholders unless the Company is otherwise advised by the shareholders.  “Householding” as this is commonly known, reduces the amount of duplicate information that shareholders receive and lowers the Company’s printing and mailing costs.

If you received multiple copies of this information statement and, in the future, wish to receive only a single copy, we will send it to you upon your written request, forwarded to the attention of the Company’s Corporate Secretary by mail to c/o International Securities Group Inc., 1530 9th Ave S.E., Calgary, Alberta, Canada T2G 0T7.

If your household received a single copy of this information and you wish to receive multiple copies in the future, or if you would like to receive additional copies of this documentation, we will send them to you upon your written request, forwarded to the attention of the Company’s Corporate Secretary by mail to c/o International Securities Group Inc., 1530 9th Ave S.E., Calgary, Alberta, Canada T2G 0T7.

ADDITIONAL INFORMATION

The Company will provide upon request and without charge to each shareholder receiving this Information Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, including the financial statements and financial statement schedule information included therein, as filed with the Securities and Exchange Commission.  You are encouraged to review the Annual Report together with subsequent information filed by the Company with the Securities and Exchange Commission and other publicly available information.

By Order of the Board of Directors

/s/ Richard Buckley

Richard Buckley, Chief Executive Officer

Calgary, Alberta, Canada

August 26, 2008

EXHIBIT A

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4299

(775) 684-5708

Website:  secretaryofstate.biz

Certificate of Amendment (PURSUANT TO NRS. 78.385 and 78.390)

USE BLACK INK ONLY

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate Of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 AND 78.390-After Issuance of Stock)

1.

Name of corporation:

China Titanium & Chemical Corp.

2.

The articles have been amended as follows (provide article numbers, if available):

ARTICLE ONE.

NAME

The name of the corporation is Far Vista Interactive Corp.

3.

The vote by which the stockholders holding shares in the Corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:

14,943,047

4.

Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5.

Officer Signature (required):   x

/s/ Richard Buckley

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.385 Amend 2007

Revised on: 01/01/07